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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 18, 2005

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

                OREGON                    1-04837           93-0343990
     (State or other jurisdiction      (Commission       (I.R.S. Employer
           of incorporation)           File Number)     Identification No.)

                                   ----------

                  14200 SW Karl Braun Drive
                      Beaverton, Oregon                          97077
          (Address of principal executive offices)             (Zip Code)

                                   -----------

       Registrant's telephone number, including area code: (503) 627-7111

                                    No Change
         (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        On March 16, 2005, the Board of Directors of Tektronix, Inc. approved amendments to the Company's Bylaws amending Article I, Section 9; Article II,
Section 2; and Article IV, Section 5. The amendments were effective on March 16, 2005.

        Article I, Section 9 was amended to specify that voting by proxy may be in any manner permitted by law and to otherwise clarify procedures for voting by proxy.

        Article II, Section 2 was amended to eliminate the classified board of directors. The effect of this change is that each director's term is one year instead of three years, and each director position will be voted on annually by shareholders.

        Article IV, Section 5 was amended to eliminate a sentence that provided that the position of chairman of the board is not deemed to be an executive officer position.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        3(ii) Bylaws of the Company, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2005

                                            TEKTRONIX, INC.


                                            By: /s/ JAMES F. DALTON
                                                --------------------------------
                                                James F. Dalton
                                                Senior Vice President,
                                                General Counsel, and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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      3(ii)     Bylaws of the Company, as amended.